                                  Exhibit 13

                        Lincoln National Life Account H

              SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


A. STANDARDIZED PERFORMANCE

     The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the inial amount invested to the ending redeemable value for that period, according to the following formula:

                         n
       P  *  ( 1 + T )     =  ERV

       Where:

         P = a hypothetical inial purchase payment of $1,000

         T = average annual total return for the period in question

         n = number of years

         ERV = redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional portion thereof).


     The formula assumes that : 1) all recurring fees have been charged to Contract Owner accounts; 2) all applicable non-recurring charges are deducted at the end of the period in questions; 3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.


         Separate Account H - Standardized 1 Year Returns

        |-------------------------------------------------------------------------------------------------------------------|
        |                                    ONE YEAR RETURNS PERIOD ENDING 12/31/1995:                                     |
        |-------------------------------------------------------------------------------------------------------------------|
        |              |  Growth   |   Growth   |  High Yield   |    Cash      |   Gov't     |     Asset    | International |
        |              |  Series   |   Income   |     Bond      |              |             |   Allocation |               |
        |-------------------------------------------------------------------------------------------------------------------|
        |              |           |            |               |              |             |              |               |
        |Fund Value    |$1,315.22  | $1,312.44  |   $1,201.56   |  $1,041.41   |  $1,138.52  |  $1,278.54   |   $1,111.79   |
        |Fee           |    $0.77  |     $0.77  |       $0.73   |      $0.68   |      $0.71  |      $0.75   |       $0.70   |
        |===================================================================================================================|
        |Surr Charge   |   $60.00  |    $60.00  |      $60.00   |     $60.00   |     $60.00  |     $60.00   |      $60.00   |
        |Final Value   |$1,254.45  | $1,251.67  |   $1,140.83   |    $980.74   |  $1,077.81  |  $1,217.79   |   $1,051.09   |
        |===================================================================================================================|
        |Annual Return |    25.45% |     25.17% |       14.08%  |      -1.93%  |       7.78% |      21.78%  |        5.11%  |
        |-------------------------------------------------------------------------------------------------------------------|

         Calculation of Annual Return

         Final Value = 1,000 * (31-Dec-95 Unit Value / 31-Dec-94 Unit Value) - Annual Fee - Surrender Charge

         Annual Return = Final Value / 1,000 - 1

         Unit Values

         |------------------------------------------------------------------------------------------------------------------|
         |               |   Growth   |   Growth    |  High Yield |    Cash    |    Gov't    |     Asset    | International |
         |      Date     |   Series   |   Income    |    Bond     |            |             |  Allocation  |               |
         |------------------------------------------------------------------------------------------------------------------|
         |               |            |             |             |            |             |              |               |
         |    31-Dec-94  |  1.557688  |   1.428485  |   1.513373  |  1.205723  |   1.369408  |    1.376640  |    1.361319   |
         |    31-Dec-95  |  2.048701  |     1.8748  |   1.818413  |  1.255654  |   1.559097  |    1.760096  |    1.513506   |
         |------------------------------------------------------------------------------------------------------------------|


         Separate Account H - Standardized 5 Year Returns

        |---------------------------------------------------------------------------------------------------------------|
        |                                   FIVE YEAR RETURNS PERIOD ENDING 12/31/1995:                                 |
        |---------------------------------------------------------------------------------------------------------------|
        |                |    Growth  |    Growth  |  High Yield|    Cash    |     Gov't   |    Asset   | International |
        |                |    Series  |    Income  |     Bond   |            |             |  Allocation|               |
        |---------------------------------------------------------------------------------------------------------------|
        |                |            |            |            |            |             |            |               |
        |One Year        |  $1,315.14 |  $1,224.38 |  $1,249.02 |  $1,041.50 |   $1,144.02 |   $1,201.99|     $1,102.74 |
        |Fee             |      $0.81 |      $0.78 |      $0.79 |      $0.71 |       $0.75 |       $0.77|         $0.74 |
        |Final Value     |  $1,314.33 |  $1,223.60 |  $1,248.23 |  $1,040.78 |   $1,143.27 |   $1,201.22|     $1,102.00 |
        |---------------------------------------------------------------------------------------------------------------|
        |Two Year        |  $1,436.63 |  $1,303.02 |  $1,385.24 |  $1,059.95 |   $1,213.79 |   $1,285.95|     $1,078.11 |
        |Fee             |      $1.02 |      $0.93 |      $0.97 |      $0.78 |       $0.87 |       $0.92|         $0.81 |
        |Final Value     |  $1,435.62 |  $1,302.08 |  $1,384.26 |  $1,059.18 |   $1,212.92 |   $1,285.03|     $1,077.30 |
        |---------------------------------------------------------------------------------------------------------------|
        |Three Year      |  $1,647.77 |  $1,442.79 |  $1,590.25 |  $1,072.88 |   $1,330.49 |   $1,400.04|     $1,428.17 |
        |Fee             |      $1.12 |      $1.00 |      $1.08 |      $0.77 |       $0.92 |       $0.97|         $0.91 |
        |Final Value     |  $1,646.66 |  $1,441.79 |  $1,589.17 |  $1,072.10 |   $1,329.57 |   $1,399.07|     $1,427.26 |
        |---------------------------------------------------------------------------------------------------------------|
        |Four Year       |  $1,632.59 |  $1,452.02 |  $1,465.24 |  $1,098.73 |   $1,254.75 |   $1,376.38|     $1,435.23 |
        |Fee             |      $1.19 |      $1.05 |      $1.11 |      $0.79 |       $0.94 |       $1.01|         $1.04 |
        |Final Value     |  $1,631.40 |  $1,450.97 |  $1,464.13 |  $1,097.95 |   $1,253.82 |   $1,375.37|     $1,434.19 |
        |---------------------------------------------------------------------------------------------------------------|
        |Five Year       |  $2,145.65 |  $1,904.31 |  $1,759.24 |  $1,143.41 |   $1,427.50 |   $1,758.48|     $1,594.52 |
        |Fee             |      $1.25 |      $1.11 |      $1.07 |      $0.74 |       $0.89 |       $1.04|         $1.00 |
        |===============================================================================================================|
        |Surr Charge     |     $20.00 |     $20.00 |     $20.00 |     $20.00 |      $20.00 |      $20.00|        $20.00 |
        |Final Value     |  $2,124.40 |  $1,883.20 |  $1,738.18 |  $1,122.67 |   $1,406.61 |   $1,737.44|     $1,573.52 |
        |===============================================================================================================|
        |Annual Return   |     16.26% |     13.50% |     11.69% |      2.34% |       7.06% |      11.68%|         9.49% |
        |---------------------------------------------------------------------------------------------------------------|

        Calculation of Annual Return

        Final Value Year One = 1,000 * (31-Dec-91 Unit Value / 31-Dec-90 Unit Value) - Annual Fee Year One
        Final Value Year Two = 1,000 * (31-Dec-92 Unit Value / 31-Dec-91 Unit Value) - Annual Fee Year Two
        Final Value Year Three = 1,000 * (31-Dec-93 Unit Value / 31-Dec-92 Unit Value) - Annual Fee Year Three
        Final Value Year Four = 1,000 * (31-Dec-94 Unit Value / 31-Dec-93 Unit Value) - Annual Fee Year Four
        Final Value Year Five = 1,000 * (31-Dec-95 Unit Value / 31-Dec-94 Unit Value) - Annual Fee Year Five - Surrender Charge

        Annual Return = (Final Value Year Five / 1,000)  (1/5) - 1

         Unit Values
        |---------------------------------------------------------------------------------------------------------------|
        |               |  Growth  |     Growth |   High Yield|      Cash   |     Gov't   |     Asset    | International|
        |      Date     |  Series  |     Income |      Bond   |             |             |   Allocation |              |
        |---------------------------------------------------------------------------------------------------------------|
        |               |          |            |             |             |             |              |              |
        |    31-Dec-90  | 0.952210 |   0.981781 |    1.030775 |    1.095029 |    1.089119 |     0.998137 |    0.946560  |
        |    31-Dec-91  | 1.252292 |   1.202073 |    1.287458 |    1.140472 |    1.245978 |     1.199751 |    1.043807  |
        |    31-Dec-92  | 1.368821 |   1.280091 |    1.428769 |    1.161478 |    1.322827 |     1.284379 |    1.021176  |
        |    31-Dec-93  | 1.571108 |   1.418422 |    1.641374 |    1.176502 |    1.451055 |     1.399330 |    1.353765  |
        |    31-Dec-94  | 1.557688 |   1.428485 |    1.513373 |    1.205723 |    1.369408 |     1.376640 |    1.361319  |
        |    31-Dec-95  | 2.048701 |     1.8748 |    1.818413 |    1.255654 |    1.559097 |     1.760096 |    1.513506  |
        |---------------------------------------------------------------------------------------------------------------|

         Separate Account H - Standardized 10 Year/Lifetime Returns

------------------------------------------------------------------------------------------------------
                             10 YEAR/LIFETIME RETURNS PERIOD ENDING 12/31/1995:
------------------------------------------------------------------------------------------------------
                  Growth      Growth     High Yield     Cash      Gov't       Asset      International
                  Series      Income        Bond                             Allocation
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Year One          $1,286.85   $1,205.57   $1,177.52   $1,047.84   $1,130.67  $1,002.40   $1,005.36
Fee                   $0.80       $0.77       $0.76       $0.72       $0.75      $0.70       $0.70
Final Value       $1,286.05   $1,204.79   $1,176.76   $1,047.12   $1,129.93  $1,001.70   $1,004.66
------------------------------------------------------------------------------------------------------
Year Two          $1,372.16   $1,196.10   $1,217.54   $1,095.95   $1,097.33  $1,115.45   $1,079.87
Fee                   $0.93       $0.84       $0.84       $0.75       $0.78      $0.74       $0.73
Final Value       $1,371.23   $1,195.26   $1,216.70   $1,095.20   $1,096.55  $1,114.71   $1,079.14
------------------------------------------------------------------------------------------------------
Year Three        $1,550.03   $1,349.55   $1,376.18   $1,156.64   $1,169.38  $1,256.53   $1,111.55
Fee                   $1.02       $0.89       $0.91       $0.79       $0.79      $0.83       $0.81
Final Value       $1,549.01   $1,348.66   $1,375.27   $1,155.85   $1,168.59  $1,255.70   $1,110.74
------------------------------------------------------------------------------------------------------
Year Four         $2,005.52   $1,669.09   $1,499.18   $1,240.53   $1,277.45  $1,349.43   $1,373.88
Fee                   $1.24       $1.06       $1.01       $0.84       $0.86      $0.91       $0.90
Final Value       $2,004.28   $1,668.03   $1,498.17   $1,239.70   $1,276.59  $1,348.52   $1,372.98
------------------------------------------------------------------------------------------------------
Year Five         $1,891.05   $1,603.74   $1,534.91   $1,319.78   $1,365.62  $1,412.84   $1,394.43
Fee                   $1.36       $1.15       $1.06       $0.90       $0.92      $1.02       $1.00
Final Value       $1,889.68   $1,602.60   $1,533.84   $1,318.89   $1,364.70  $1,411.82   $1,393.43
------------------------------------------------------------------------------------------------------
Year Six          $2,485.20   $1,962.19   $1,915.80   $1,373.62   $1,561.24  $1,612.14   $1,508.30
Fee                   $1.53       $1.25       $1.21       $0.94       $1.02      $1.10       $0.96
Final Value       $2,483.67   $1,960.94   $1,914.59   $1,372.68   $1,560.22  $1,611.04   $1,507.34
------------------------------------------------------------------------------------------------------
Year Seven        $2,714.78   $2,088.21   $2,124.74   $1,397.96   $1,656.45  $1,752.89
Fee                   $1.92       $1.50       $1.49       $1.03       $1.19      $1.22
Final Value       $2,712.86   $2,086.71   $2,123.25   $1,396.93   $1,655.26  $1,751.67
------------------------------------------------------------------------------------------------------
Year Eight        $3,133.77   $2,312.21   $2,439.19   $1,415.00   $1,815.71
Fee                   $2.12       $1.60       $1.66       $1.02       $1.26
Final Value       $3,111.66   $2,310.61   $2,437.53   $1,413.98   $1,814.45
------------------------------------------------------------------------------------------------------
Year Nine         $3,085.08   $2,327.01   $2,247.45   $1,449.10   $1,712.36
Fee                   $2.25       $1.68       $1.70       $1.04       $1.28
Final Value       $3,082.83   $2,325.33   $2,245.75   $1,448.06   $1,711.08
------------------------------------------------------------------------------------------------------
Year Ten          $4,054.60   $3,051.85   $2,698.41   $1,508.03   $1,948.10
Fee                   $2.36       $1.78       $1.64       $0.98       $1.21
------------------------------------------------------------------------------------------------------
Surr Charge           $0.00       $0.00       $0.00       $0.00       $0.00     $10.00      $20.00
Final Value       $4,052.23   $3,050.07   $2,696.77   $1,507.05   $1,946.88  $1,741.67   $1,487.34
Period                   10          10          10          10          10 6.41643836  5.66849315
-------------------------------------------------------------------------------------------------------
Annual Return        15.02%      11.80%      10.43%       4.19%       6.89%      9.03%       7.25%

SEPARATE ACCOUNT H - STANDARDIZED 10 YEAR/LIFETIME RETURNS

Calculation of Annual Return (Excluding Asset Allocation and International Funds

Final Value Year One   =  1,000 * (31-Dec-86 Unit Value / 31-Dec-85 Unit Value) - Annual Fee Year One
Final Value Year Two   =  1,000 * (31-Dec-87 Unit Value / 31-Dec-86 Unit Value) - Annual Fee Year Two
Final Value Year Three =  1,000 * (31-Dec-88 Unit Value / 31-Dec-87 Unit Value) - Annual Fee Year Three
Final Value Year Four  =  1,000 * (31-Dec-89 Unit Value / 31-Dec-88 Unit Value) - Annual Fee Year Four
Final Value Year Five  =  1,000 * (31-Dec-90 Unit Value / 31-Dec-89 Unit Value) - Annual Fee Year Five
Final Value Year Six   =  1,000 * (31-Dec-91 Unit Value / 31-Dec-90 Unit Value) - Annual Fee Year Six
Final Value Year Seven =  1,000 * (31-Dec-92 Unit Value / 31-Dec-91 Unit Value) - Annual Fee Year Seven
Final Value Year Eight =  1,000 * (31-Dec-93 Unit Value / 31-Dec-92 Unit Value) - Annual Fee Year Eight
Final Value Year Nine  =  1,000 * (31-Dec-94 Unit Value / 31-Dec-93 Unit Value) - Annual Fee Year Nine
Final Value Year Ten   =  1,000 * (31-Dec-95 Unit Value / 31-Dec-94 Unit Value) - Annual Fee Year Ten - Surrender Charge

Calculation of Annual Return for Asset Allocation Fund

Final Value Year One   = 1,000 * (01-Aug-90 Unit Value / 01-Aug-89 Unit Value) - Annual Fee Year One
Final Value Year Two   = 1,000 * (01-Aug-91 Unit Value / 01-Aug-90 Unit Value) - Annual Fee Year Two
Final Value Year Three = 1,000 * (01-Aug-92 Unit Value / 01-Aug-91 Unit Value) - Annual Fee Year Three
Final Value Year Four  = 1,000 * (01-Aug-93 Unit Value / 01-Aug-92 Unit Value) - Annual Fee Year Four
Final Value Year Five  = 1,000 * (01-Aug-94 Unit Value / 01-Aug-93 Unit Value) - Annual Fee Year Five
Final Value Year Six   = 1,000 * (01-Aug-95 Unit Value / 01-Aug-94 Unit Value) - Annual Fee Year Six
Final Value Year Seven = 1,000 * (31-Dec-95 Unit Value / 01-Aug-95 Unit Value) - Annual Fee Year Seven - Surrender Charge

Calculation of Annual Return for International Fund

Final Value Year One   = 1,000 * (01-May-91 Unit Value / 01-May-90 Unit Value) - Annual Fee Year One
Final Value Year Two   = 1,000 * (01-May-92 Unit Value / 01-May-91 Unit Value) - Annual Fee Year Two
Final Value Year Three = 1,000 * (01-May-93 Unit Value / 01-May-92 Unit Value) - Annual Fee Year Three
Final Value Year Four  = 1,000 * (01-May-94 Unit Value / 01-May-93 Unit Value) - Annual Fee Year Four
Final Value Year Five  = 1,000 * (01-May-95 Unit Value / 01-May-94 Unit Value) - Annual Fee Year Five
Final Value Year Six   = 1,000 * (31-Dec-95 Unit Value / 01-May-95 Unit Value) - Annual Fee Year Six - Surrender Charge

Annual Return = (Final Value Year Ten / 1,000) (1/period) - 1

         Separate Account H - Standardized 10 Year/Lifetime Returns

         Unit Values
         |-------------------------------------------------------------------------------------------------------------------------|
         |                  |  Growth  |  Growth  | High Yield |   Cash   |  Gov't   |        Asset         |    International     |
         |                  |  Series  |  Income  |    Bond    |          |          |      Allocation      |                      |
         |-------------------------------------------------------------------------------------------------------------------------|
         |                  |          |          |            |          |          |                      |                      |
         |        31-Dec-85 | 0.502238 | 0.610569 | 0.669767   | 0.827445 | 0.795361 |                      |                      |
         |        31-Dec-86 | 0.646305 | 0.736081 | 0.788666   | 0.867029 | 0.899294 |                      |                      |
         |        31-Dec-87 | 0.689581 | 0.730770 | 0.815995   | 0.907458 | 0.873351 |                      |                      |
         |        30-Dec-88 | 0.779498 | 0.825103 | 0.922950   | 0.958368 | 0.931354 |  01-Aug-89   1.000000|                      |
         |        31-Dec-89 | 1.009225 | 1.021137 | 1.006105   | 1.028581 | 1.018118 |  01-Aug-90   1.002399|   01-May-90 0.999963 |
         |        31-Dec-90 | 0.952210 | 0.981781 | 1.030775   | 1.095029 | 1.089119 |  01-Aug-91   1.116232|   01-May-91 1.005326 |
         |        31-Dec-91 | 1.252292 | 1.202073 | 1.287458   | 1.140472 | 1.245978 |  01-Aug-92   1.258248|   01-May-92 1.080589 |
         |        30-Dec-92 | 1.368821 | 1.280091 | 1.428769   | 1.161478 | 1.322827 |  01-Aug-93   1.352163|   01-May-93 1.113034 |
         |        31-Dec-93 | 1.571108 | 1.418422 | 1.641374   | 1.176502 | 1.451055 |  01-Aug-94   1.416660|   01-May-94 1.376724 |
         |        31-Dec-94 | 1.557688 | 1.428485 | 1.513373   | 1.205723 | 1.369408 |  01-Aug-95   1.617666|   01-May-95 1.398236 |
         |        31-Dec-95 | 2.048701 |   1.8748 | 1.818413   | 1.255654 | 1.559097 |  31-Dec-95   1.760096|   31-Dec-95 1.513506 |
         |-------------------------------------------------------------------------------------------------------------------------|

B. NON-STANDARDIZED QUOTATIONS

     This schedule present the formulas and calculation employed in producing the performance quotations set out in the SAI, under the heading, "NON-STANDARDIZED INVESTMENT RESULTS--SUN-ACCOUNTS OF ACCOUNT H". Amount and Compound Growth Rate calculations are shown for all base periods disclosed.



     The formula for calculating the current Amount of an originally invested $10,000 for a particular base period is:


          CP = ( X / Y ) * $10,000

          where:

                 CP = Amount at End of Base Period

                  X = Accumulation Unit Value at End of Base Period

                  Y = Accumulation Unit Value at Beginning of Base Period


     The formula for calculating the Compound Growth Rate for a particular base period is:

                           ( 1 / N )
          GR = ( X / Y )               -   1

          where:

                GR = Annualized Return

                 X = Accumulation Unit Value at End of Base Period

                 Y = Accumulation Unit Value at Beginning of Base Period

                 N = Number of Years of Fund Performance Being Evaluated

NON-STANDARDIZED PERFORMANCE - SEPARATE ACCOUNT H

AMOUNT


|-------|---------------------------|----------|----------|------------|--------|----------|------------|---------------|
|       |        Base Period        |          |          |            |        |          |            |               |
|       |---------------------------|  Growth  |  Growth  | High Yield |  Cash  |  Gov't   |   Asset    | International |
| Years |  Start Date |  End Date   |  Series  |  Income  |    Bond    |        |          | Allocation |               |
|-------|-------------|-------------|----------|----------|------------|--------|----------|------------|---------------|
|       |             |             |          |          |            |        |          |            |               |
|   1   |  31-Dec-94  |  31-Dec-95  |  13,152  |  13,124  |   12,016   | 10,414 |  11,385  |   12,785   |    11,118     |
|   2   |  31-Dec-93  |  31-Dec-95  |  13,040  |  13,218  |   11,079   | 10,673 |  10,745  |   12,578   |    11,180     |
|   3   |  31-Dec-92  |  31-Dec-95  |  14,967  |  14,646  |   12,727   | 10,811 |  11,786  |   13,704   |    14,821     |
|   4   |  31-Dec-91  |  31-Dec-95  |  16,360  |  15,596  |   14,124   | 11,010 |  12,513  |   14,671   |    14,500     |
|   5   |  31-Dec-90  |  31-Dec-95  |  21,515  |  19,096  |   17,641   | 11,467 |  14,315  |   17,634   |    15,990     |
| Life  |  See Below  |  31-Dec-95  |  48,547  |  44,745  |   36,514   | 17,130 |  19,611  |   17,601   |    15,135     |
|-----------------------------------------------------------------------------------------------------------------------|

Amount = (End Date Unit Value/Start Date Unit Value) * 10,000


COMPOUND GROWTH RATE


|-------|------------------------------------|----------|------------|--------|---------|--------------|---------------|
|       |       Base Period       |          |          |            |        |         |              |               |
|       |-------------------------|  Growth  |  Growth  | High Yield |  Cash  |  Gov't  |    Asset     | International |
| Years | Start Date |  End Date  |  Series  |  Income  |    Bond    |        |         |  Allocation  |               |
|-------|------------|------------|----------|----------|------------|--------|---------|--------------|---------------|
|       |            |            |          |          |            |        |         |              |               |
|   1   | 31-Dec-94  | 31-Dec-95  |  31.52%  |  43.42%  |   35.37%   | 69.91% | 49.60%  |    48.82%    |    50.49%     |
|   2   | 31-Dec-93  | 31-Dec-95  |  14.19%  |  14.97%  |    5.25%   |  3.31% |  3.66%  |    12.15%    |     5.74%     |
|   3   | 31-Dec-92  | 31-Dec-95  |  14.39%  |  13.56%  |    8.37%   |  2.63% |  5.63%  |    11.07%    |    14.01%     |
|   4   | 31-Dec-91  | 31-Dec-95  |  13.09%  |  11.75%  |    9.02%   |  2.43% |  5.76%  |    10.06%    |     9.73%     |
|   5   | 31-Dec-90  | 31-Dec-95  |  16.56%  |  13.81%  |   12.02%   |  2.78% |  7.44%  |    12.01%    |     9.84%     |
| Life  | See Below  | 31-Dec-95  |  14.20%  |  13.42%  |   11.50%   |  4.63% |  6.88%  |     9.21%    |     7.58%     |
|-------|------------|------------|----------|----------|------------|--------|---------|--------------|---------------|

One Year Return = (31-Dec-95 Unit Value/31-Dec-94 Unit Value) - 1
Two Year Return = (31-Dec-95 Unit Value/31-Dec-93 Unit Value) (1/2) - 1
Three Year Return = (31-Dec-95 Unit Value/31-Dec-92 Unit Value) (1/3) - 1 Four Year Return = (31-Dec-95 Unit Value/31-Dec-91 Unit Value) (1/4) - 1
Five Year Return = (31-Dec-95 Unit Value/31-Dec-90 Unit Value) (1/5) - 1
Life Return = (31-Dec-95 Unit Value/Inception Date Unit Value) (1/period) - 1

NON-STANDARDIZED PERFORMANCE - SEPARATE ACCOUNT H

|------------------|-----------|----------|------------|-----------|--------------|------------|---------------|
|    Unit Values   |  Growth   |  Growth  | High Yield |   Cash    |    Gov't     |   Asset    | International |
|                  |  Series   |  Income  |    Bond    |           |              | Allocation |               |
|------------------|-----------|----------|------------|-----------|--------------|------------|---------------|
|                  |           |          |            |           |              |            |               |
|     31-Dec-95    | 2.048701  | 1.874800 |  1.818413  | 1.255654  |   1.559097   |  1.760096  |   1.513506    |
|     31-Dec-94    | 1.557688  | 1.428485 |  1.513373  | 1.205723  |   1.369408   |  1.376640  |   1.361319    |
|     31-Dec-93    | 1.571108  | 1.418422 |  1.641374  | 1.176502  |   1.451055   |  1.399330  |   1.353765    |
|     31-Dec-92    | 1.368821  | 1.280091 |  1.428769  | 1.161478  |   1.322827   |  1.284379  |   1.021176    |
|     31-Dec-91    | 1.252292  | 1.202073 |  1.287458  | 1.140472  |   1.245978   |  1.199751  |   1.043807    |
|     31-Dec-90    | 0.952210  | 0.981781 |  1.030775  | 1.095029  |   1.089119   |  0.998137  |   0.946560    |
|------------------|-----------|----------|------------|-----------|--------------|------------|---------------|

|------------------------|------------|-----------|------------|----------|----------|--------------|---------------|
|  Life Returns          |   Growth   |  Growth   | High Yield |   Cash   |  Gov't   |    Asset     | International |
|                        |   Series   |  Income   |   Bond     |          |          |  Allocation  |               |
|------------------------|------------------------|------------|----------|----------|--------------|---------------|
|                        |            |           |            |          |          |              |               |
|  Inception/Start Date  |  02/08/84  | 02/08/84  |  02/08/84  | 02/08/84 | 11/19/85 |   08/01/89   |   05/01/90    |
|  Unit Value            |  0.422000  | 0.419000  |  0.498000  | 0.733000 | 0.795000 |   1.000000   |   1.000000    |
|  Period (years)        |     11.90  |    11.90  |     11.90  |    11.90 |    10.12 |       6.42   |       5.67    |
|------------------------|------------|-----------|------------|----------|----------|--------------|---------------|